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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                        Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 25, 1997



                                 EATERIES, INC.
               (Exact name of registrant as specified in charter)



        Oklahoma                        0-14968               73-1230348
(State or other jurisdiction    (Commission file number)     (IRS Employer
    of incorporation)                                     Identification Number)



                        3240 W. Britton Road, Suite 202
                         Oklahoma City, Oklahoma 73120
          (Address of principal executive offices, including zip code)



                                 (405) 755-3607
              (RegistrantGs telephone number, including area code)
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Item 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On April 25, 1997, Eateries, Inc. dismissed Ernst & Young LLP ("Ernst & Young"), as its independent auditors. Ernst & Young's report on the consolidated financial statements of Eateries, Inc. and subsidiaries for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was approved by the Board of Directors of Eateries, Inc. During Eateries, Inc.'s two most recent fiscal years and subsequent interim period preceding such dismissal, there were no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young would have caused Ernst & Young to make reference to the matter in their report. Eateries, Inc. has retained Arthur Andersen LLP to act as independent accountant.

Item 7.  FINANCIAL STATEMENT AND EXHIBITS

         (c) The exhibits furnished in connection with this report are as follows:

                 Exhibit Number     Description
                 --------------     -----------
                        16.         Letter on change in certifying accountant





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           EATERIES, INC.
                                           (Registrant)

                                           By: /s/ Corey Gable
                                              --------------------------------
                                               Corey Gable
                                               Vice President/Treasurer
                                               Chief Financial and Accounting
                                               Officer






Date:   April 28, 1997





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                                EXHIBIT INDEX


Exhibit Number          Description
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     16.              Letter on change in certifying accountant